UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 15, 2005
(Date of earliest event reported)
ROHM AND HAAS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-3507	23-1028370
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania	19106

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 592-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Exhibit Index

Consent of PricewaterhouseCoopers LLP
Rohm and Haas Company Business Overview for the Year ended December 31, 2004
Selected Financial Data for the Years ended December 31, 2004, 2003, 2002, 2001 and 2000
Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Year ended December 31, 2004
Management’s Report on Internal Control Over Financial Reporting
Report of PricewaterhouseCoopers LLP
Rohm and Haas Company Audited Financial Statements for the Year ended December 31, 2004
Comparative Summary of Reclassified Financial Information
Schedule II - Valuation and Qualifying Accounts for the Years 2004, 2003 and 2002

ITEM 8.01 OTHER EVENTS
As we have previously noted in our Reports on Form 10-Q for the first and second quarters of 2005, during the first quarter of 2005, we adopted a streamlined and consistent methodology for allocating shared service costs across all business units and redefined corporate expenses to provide improved management reporting. Therefore, we have modified certain of our disclosures for 2004, 2003 and 2002 to conform to this change. “Shared services” refers to the support activities provided by functions such as Finance, Human Resources, Logistics, Procurement and Information Technology. A key benefit of our recent Enterprise Resource Planning (ERP) system implementation has been an enhanced ability to understand and manage the cost drivers for these global shared service activities, including the linkage to business unit support needs.
The financial information for our reportable operating segments and certain related financial information and disclosures presented for our 2005 fiscal year differs from the financial information and disclosures presented historically. Therefore, we are filing this Current Report on Form 8-K to reclassify financial information and disclosures for our reportable operating segments and certain related reclassified financial information and disclosures previously set forth in our Annual Report on Form 10-K for the year ended December 31, 2004 to be consistent with the current presentation. Accordingly, this report reflects changes between consolidated cost of goods sold, selling and administrative expense, research and development expense, and segment net income for the years ended December 31, 2004, 2003 and 2002, as if the reclassifications had been made at the beginning of these respective years. The reclassifications affect information set forth in the Business, Selected Financial Data and Management’s Discussion and Analysis sections of the December 31, 2004 Form 10-K which are filed as Exhibits 99.1, 99.2 and 99.3 to this report, respectively, and in the Consolidated Statement of Operations and Notes 1, 7 and 28 thereof, which are included in the audited financial statements filed as Exhibit 99.4 to this report. Except for the reclassifications mentioned above and a reclassification that was presented in the Consolidated Balance Sheets during the first quarter of 2005, the financial statements are unchanged from those included in our Annual Report on Form 10-K for the year ended December 31, 2004. This filing continues to describe conditions as of the date of the original filing of the Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and we have not updated the disclosures contained therein to reflect events that occurred at a later date, except for items relating specifically to the reclassifications mentioned above. Therefore, this filing should be read together with other documents that we have filed with the SEC subsequent to the filing of the original Annual Report on Form 10-K for the year ending December 31, 2004. Information in such reports and documents updates and supersedes certain information contained in this document.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
c.	The following exhibits are furnished in accordance with the provisions of 601 of Regulation S-K:

(23)	Consent of PricewaterhouseCoopers LLP

(99.1)	Rohm and Haas Company Business Overview for the Year ended December 31, 2004

(99.2)	Selected Financial Data for the Years ended December 31, 2004, 2003, 2002, 2001 and 2000

(99.3)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Year ended December 31, 2004

(99.4)	Management’s Report on Internal Control Over Financial Reporting, Report of PricewaterhouseCoopers LLP and Rohm and Haas Company Audited Financial Statements for the Year ended December 31, 2004

(99.5)	Comparative Summary of Reclassified Financial Information

(99.6)	Schedule II - Valuation and Qualifying Accounts for the Years 2004, 2003 and 2002
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

(Registrant)

/s/ Jacques M. Croisetiere

Jacques M. Croisetiere
Vice President and Chief Financial Officer
Date: August 15, 2005

Exhibit Index

(23)	Consent of PricewaterhouseCoopers LLP

(99.1)	Rohm and Haas Company Business Overview for the Year ended December 31, 2004

(99.2)	Selected Financial Data for the Years ended December 31, 2004, 2003, 2002, 2001 and 2000

(99.3)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Year ended December 31, 2004

(99.4)	Management’s Report on Internal Control over Financial Reporting, Report of PricewaterhouseCoopers LLP, and Rohm and Haas Company Audited Financial Statements for the Year ended December 31, 2004

(99.5)	Comparative Summary of Reclassified Financial Information

(99.6)	Schedule II - Valuation and Qualifying Accounts for the Years 2004, 2003 and 2002